UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 March 21, 2007

                            ULTRALIFE BATTERIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

             0-20852                                    16-1387013
             -------                                    ----------
    (Commission File Number)               (I.R.S. Employer Identification No.)

               2000 Technology Parkway, Newark, New York    14513
               --------------------------------------------------
               (Address of principal executive offices)   (Zip Code)

                                 (315) 332-7100
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01. Regulation FD Disclosure.

Ultralife Batteries, Inc. (the "Company") has received an order valued at approximately $1.6 million from the U.S. Defense Department for its BA-5390 battery with state-of-charge indicator. The order represents a release under a 5-year contract awarded to Ultralife in 2004. Deliveries are expected to begin and be completed in the second quarter.

The Company's press release is attached as Exhibit 99.1 to this Form 8-K. The information set forth in this Form 8-K and the attached exhibit is being furnished to and not filed with the Securities and Exchange Commission and shall not be deemed to be incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01. Financial Statements, Pro Forma Financials and Exhibits.

       (a)   Financial Statements of Business Acquired.

             Not applicable.

       (b)   Pro Forma Financial Information.

             Not applicable.

       (c)   Exhibits.

             99.1   Press Release dated March 21, 2007.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ULTRALIFE BATTERIES, INC.
Dated: March 21, 2007
                                            By: /s/ Peter F. Comerford
                                            ----------------------------
                                            Peter F. Comerford
                                            Vice President of Administration &
                                            General Counsel








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                                INDEX TO EXHIBITS

(99)   Additional Exhibits

       99.1     Press Release dated March 21, 2007.














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